UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 12, 2002

                      ALTERNATE MARKETING NETWORKS, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                        0-26624             38-2841197
(State of other jurisdiction  (Commission File No.)  (IRS Employer
  of incorporation)                                   Identification Number)

           One Ionia SW, Suite 520, Grand Rapids, Michigan 49503
           (Address of principal executive offices)  (Zip Code)

                              (616) 235-0698
            (Registrant's telephone number, including area code)


                               Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
























Item 4.  Changes in Registrant's Certifying Accountant.

On August 12, 2002, PricewaterhouseCoopers LLP ("PWC"), who was previously engaged as the principal accountant to audit the financial statements of Alternate Marketing Networks, Inc., a Delaware corporation (the "Company"), was dismissed as the principal accountant and auditor of the Company and on August 12, 2002 the Company engaged Deloitte & Touche LLP ("D&T") as the principal accountant to audit the financial statements of the Company.

The decisions to terminate PWC and engage D&T were approved by the Board of Directors and the Audit Committee of the Company.

PWC's reports on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with PWC's reports on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001 [and subsequent interim period through August 12, 2002].

D&T will audit the financial statements of the Company to be included in the Form 10-KSB of the Company for the fiscal year ending December 31, 2002 and the Company intends to engage D&T as the principal accountant to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Prior to engaging D&T as the principal accountant, neither the Company nor anyone on its behalf consulted D&T regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did D&T provide to the Company a written report or oral advice regarding the Company's decision as to any accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or a reportable event.

The Company provided PWC with a copy of this report on Form 8-K prior to filing with the Securities and Exchange Commission ("SEC") and requested that PWC furnish the Company with a letter addressed to the SEC stating whether PWC agrees with the statements in this report. A copy of the letter from PWC to the SEC is filed with this report as Exhibit 16.1 hereto.















Item 7.     Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.         Description

16.1                [PWC Letter]

99.1                Certification of Chief Executive Officer

99.2                Certification of Chief Financial Officer


Item 9.     Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of Adil Khan, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Sandra J. Smith, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied, as correspondence to the SEC, the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on August 16, 2002.



































                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 16, 2002.

                                    ALTERNATE MARKETING NETWORKS, INC.


                                    By: /s/ Phillip D. Miller
                                    Name:   Phillip D. Miller
                                    Title:   Chairman









































                                EXHIBIT INDEX

Exhibit No.               Description

16.1                      [PWC Letter]

99.1                      Certification of Chief Executive Officer

99.2                      Certification of Chief Financial Officer